Exhibit (16)

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints R. Jay Gerken, Kaprel Ozsolak, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Barbara J. Allen and George P. Hoyt, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable Legg Mason Partners Institutional Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 (the “Registration Statement”), with respect to Western Asset Institutional Liquid Reserves, a series of the Trust, and any and all amendments (including post-effective amendments) to the Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust, any and all such amendments to the Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

As to each of the undersigned, this Power of Attorney shall be valid from the date hereof until revoked by such individual.

WITNESS our hands on the date(s) set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

/s/ R. Jay Gerken	Trustee	March 31, 2011
R. Jay Gerken

/s/ Elliott J. Berv	Trustee	March 31, 2011
Elliott J. Berv

/s/ A. Benton Cocanougher	Trustee	March 31, 2011
A. Benton Cocanougher

/s/ Jane F. Dasher	Trustee	March 31, 2011
Jane F. Dasher

/s/ Mark T. Finn	Trustee	March 31, 2011
Mark T. Finn

/s/ Rainer Greeven	Trustee	March 31, 2011
Rainer Greeven

/s/ Stephen R. Gross	Trustee	March 31, 2011
Stephen R. Gross

/s/ Richard E. Hanson, Jr.	Trustee	March 31, 2011
Richard E. Hanson, Jr.

/s/ Diana R. Harrington	Trustee	March 31, 2011
Diana R. Harrington

/s/ Susan M. Heilbron	Trustee	March 31, 2011
Susan M. Heilbron

/s/ Susan B. Kerley	Trustee	March 31, 2011
Susan B. Kerley

/s/ Alan G. Merten	Trustee	March 31, 2011
Alan G. Merten

/s/ R. Richardson Pettit	Trustee	March 31, 2011
R. Richardson Pettit

POWER OF ATTORNEY

Each person whose signature appears below, as Trustees of Master Portfolio Trust, hereby constitutes and appoints R. Jay Gerken, Kaprel Ozsolak, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Barbara J. Allen and George P. Hoyt, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable Legg Mason Partners Institutional Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 (the “Registration Statement”), with respect to Western Asset Institutional Liquid Reserves, a series of the Trust, and any and all amendments (including post-effective amendments) to the Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust, any and all such amendments to the Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

As to each of the undersigned, this Power of Attorney shall be valid from the date hereof until revoked by such individual.

WITNESS our hands on the date(s) set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

/s/ R. Jay Gerken	Trustee	March 31, 2011
R. Jay Gerken

/s/ Elliott J. Berv	Trustee	March 31, 2011
Elliott J. Berv

/s/ A. Benton Cocanougher	Trustee	March 31, 2011
A. Benton Cocanougher

/s/ Jane F. Dasher	Trustee	March 31, 2011
Jane F. Dasher

/s/ Mark T. Finn	Trustee	March 31, 2011
Mark T. Finn

/s/ Rainer Greeven	Trustee	March 31, 2011
Rainer Greeven

/s/ Stephen R. Gross	Trustee	March 31, 2011
Stephen R. Gross

/s/ Richard E. Hanson, Jr.	Trustee	March 31, 2011
Richard E. Hanson, Jr.

/s/ Diana R. Harrington	Trustee	March 31, 2011
Diana R. Harrington

/s/ Susan M. Heilbron	Trustee	March 31, 2011
Susan M. Heilbron

/s/ Susan B. Kerley	Trustee	March 31, 2011
Susan B. Kerley

/s/ Alan G. Merten	Trustee	March 31, 2011
Alan G. Merten

/s/ R. Richardson Pettit	Trustee	March 31, 2011
R. Richardson Pettit